Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	December 31
BALANCE SHEET DATA	2006	2005	% Change
Total assets	$14,919,523	$12,401,555	20.3%
Loans, net of unearned income	10,374,323	8,424,728	23.1%
Investment securities	2,878,238	2,562,145	12.3%
Deposits	10,232,469	8,804,839	16.2%
Shareholders’ equity	1,515,272	1,282,971	18.1%

				Year Ended
	Quarter Ended December 31			December 31
INCOME SUMMARY	2006	2005	% Change	2006	2005	% Change
Interest income	$229,548	$172,279	33.2%	$864,507	$625,768	38.2%
Interest expense	(107,804)	(64,387)	67.4%	(378,944)	(213,220)	77.7%

Net interest income	121,744	107,892	12.8%	485,563	412,548	17.7%
Provision for loan losses	(1,068)	(780)	36.9%	(3,498)	(3,120)	12.1%
Investment securities gains	1,915	987	94.0%	7,439	6,625	12.3%
Other income	38,440	32,978	16.6%	142,436	137,673	3.5%
Other expenses	(94,757)	(82,737)	14.5%	(365,991)	(316,291)	15.7%

Income before income taxes	66,274	58,340	13.6%	265,949	237,435	12.0%
Income taxes	(19,669)	(17,434)	12.8%	(80,422)	(71,361)	12.7%

Net income	$46,605	$40,906	13.9%	$185,527	$166,074	11.7%

PER-SHARE DATA:

Net income:
Basic	$0.27	$0.25	8.0%	$1.07	$1.01	5.9%
Diluted	0.27	0.25	8.0%	1.06	1.00	6.0%
Cash dividends	0.1475	0.138	6.9%	0.581	0.540	7.6%

Shareholders’ equity	8.73	7.78	12.2%
Shareholders’ equity (tangible)	4.90	5.06	(3.2%)

SELECTED FINANCIAL RATIOS:

Return on average assets	1.25%	1.32%		1.30%	1.41%
Return on average shareholders’ equity	12.29%	12.62%		12.84%	13.24%
Return on average shareholders’ equity (tangible)	22.55%	19.82%		23.87%	20.28%
Net interest margin	3.68%	3.92%		3.82%	3.93%
Efficiency ratio	56.83%	56.68%		56.00%	55.53%
Average equity to average assets	10.14%	10.46%		10.11%	10.65%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	December 31	December 31	September 30	December 31	September 30
	2006	2005	2006	2005	2006
ASSETS
Cash and due from banks	$355,018	$368,043	$338,598	(3.5%)	4.8%
Loans held for sale	239,042	243,378	236,787	(1.8%)	1.0%
Other interest-earning assets	28,188	31,932	35,884	(11.7%)	(21.4%)
Investment securities	2,878,238	2,562,145	2,950,671	12.3%	(2.5%)
Loans, net of unearned	10,374,323	8,424,728	10,312,057	23.1%	0.6%
Allowance for loan losses	(106,884)	(92,847)	(107,422)	15.1%	(0.5%)

Net Loans	10,267,439	8,331,881	10,204,635	23.2%	0.6%
Premises and equipment	191,401	170,254	188,403	12.4%	1.6%
Accrued interest receivable	71,825	53,261	70,901	34.9%	1.3%
Goodwill and intangible assets	663,775	448,422	661,594	48.0%	0.3%
Other assets	224,597	192,239	223,179	16.8%	0.6%

Total Assets	$14,919,523	$12,401,555	$14,910,652	20.3%	0.1%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,232,469	$8,804,839	$10,277,028	16.2%	(0.4%)
Short-term borrowings	1,680,840	1,298,962	1,833,644	29.4%	(8.3%)
Long-term debt	1,304,148	860,345	1,109,220	51.6%	17.6%
Other liabilities	186,794	154,438	193,067	21.0%	(3.2%)

Total Liabilities	13,404,251	11,118,584	13,412,959	20.6%	(0.1%)
Shareholders’ equity	1,515,272	1,282,971	1,497,693	18.1%	1.2%

Total Liabilities and Shareholders’ Equity	$14,919,523	$12,401,555	$14,910,652	20.3%	0.1%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,603,224	$2,044,010	$2,600,807	27.4%	0.1%
Commercial — agricultural	361,962	331,659	345,332	9.1%	4.8%
Real estate — commercial mortgage	3,213,809	2,831,405	3,174,623	13.5%	1.2%
Real estate — residential mortgage	696,836	567,733	677,994	22.7%	2.8%
Real estate — home equity	1,455,439	1,205,523	1,465,373	20.7%	(0.7%)
Real estate — construction	1,428,809	851,451	1,431,535	67.8%	(0.2%)
Consumer	523,066	520,098	529,741	0.6%	(1.3%)
Leasing and other	91,178	72,849	86,652	25.2%	5.2%

Total Loans, net of unearned income	$10,374,323	$8,424,728	$10,312,057	23.1%	0.6%

Deposits, by type:
Noninterest-bearing demand	$1,831,419	$1,672,637	$1,886,514	9.5%	(2.9%)
Interest-bearing demand	1,683,857	1,637,007	1,658,545	2.9%	1.5%
Savings deposits	2,287,146	2,125,475	2,351,041	7.6%	(2.7%)
Time deposits	4,430,047	3,369,720	4,380,928	31.5%	1.1%

Total Deposits	$10,232,469	$8,804,839	$10,277,028	16.2%	(0.4%)

SHORT-TERM BORROWINGS DETAIL:
Customer repurchase agreements	$339,207	$352,937	$363,561	(3.9%)	(6.7%)
Federal funds purchased	1,022,351	939,096	1,183,447	8.9%	(13.6%)
Commercial paper	279,076	—	236,701	NM	17.9%
Other	40,206	6,929	49,935	NM	(19.5%)

Total Short-term borrowings	$1,680,840	$1,298,962	$1,833,644	29.4%	(8.3%)

NM — Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from		Year Ended
	December 31	December 31	September 30	December 31	September 30	December 31
	2006	2005	2006	2005	2006	2006	2005	% Change
Interest Income:
Interest Income	$229,548	$172,279	$229,101	33.2%	0.2%	$864,507	$625,768	38.2%
Interest Expense	107,804	64,387	103,177	67.4%	4.5%	378,944	213,220	77.7%

Net Interest Income	121,744	107,892	25,924	12.8%	(3.3%)	485,563	412,548	17.7%
Provision for Loan Losses	1,068	780	555	36.9%	92.4%	3,498	3,120	12.1%

Net Interest Income after Provision	120,676	107,112	125,369	12.7%	(3.7%)	482,065	409,428	17.7%
Other Income:
Investment management and trust services	9,466	8,954	8,887	5.7%	6.5%	37,441	35,669	5.0%
Service charges on deposit accounts	11,289	10,418	11,345	8.4%	(0.5%)	43,773	40,198	8.9%
Other service charges and fees	6,869	5,710	6,693	20.3%	2.6%	26,792	24,229	10.6%
Gain on sale of mortgage loans	5,647	5,499	5,480	2.7%	3.0%	21,086	25,032	(15.8%)
Investment securities gains	1,915	987	1,450	94.0%	32.1%	7,439	6,625	12.3%
Other	5,169	2,397	3,057	115.6%	69.1%	13,344	12,545	6.4%

Total Other Income	40,355	33,965	36,912	18.8%	9.3%	149,875	144,298	3.9%
Other Expenses:
Salaries and employee benefits	55,546	45,595	55,048	21.8%	0.9%	213,913	181,889	17.6%
Net occupancy expense	9,637	7,769	9,260	24.0%	4.1%	36,493	29,275	24.7%
Equipment expense	3,460	2,777	3,703	24.6%	(6.6%)	14,251	11,938	19.4%
Data processing	3,097	2,805	3,057	10.4%	1.3%	12,228	12,395	(1.3%)
Advertising	2,424	2,579	2,934	(6.0%)	(17.4%)	10,638	8,823	20.6%
Intangible amortization	2,024	1,454	2,025	39.2%	—	7,907	5,311	48.9%
Other	18,569	19,758	16,398	(6.0%)	13.2%	70,561	66,660	5.9%

Total Other Expenses	94,757	82,737	92,425	14.5%	2.5%	365,991	316,291	15.7%

Income Before Income Taxes	66,274	58,340	69,856	13.6%	(5.1%)	265,949	237,435	12.0%
Income Taxes	19,669	17,434	21,514	12.8%	(8.6%)	80,422	71,361	12.7%

Net Income	$46,605	$40,906	$48,342	13.9%	(3.6%)	$185,527	$166,074	11.7%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.27	$0.25	$0.28	8.0%	(3.6%)	$1.07	$1.01	5.9%
Diluted	0.27	0.25	0.28	8.0%	(3.6%)	1.06	1.00	6.0%

Cash dividends	$0.1475	$0.138	$0.1475	6.9%	—	$0.581	$0.540	7.6%
Shareholders’ equity	8.73	7.78	8.63	12.2%	1.2%
Shareholders’ equity (tangible)	4.90	5.06	4.82	(3.2%)	1.7%

Weighted average shares (basic)	173,529	164,827	173,439	5.3%	0.1%	172,830	164,234	5.2%
Weighted average shares (diluted)	175,415	166,859	175,390	5.1%	—	174,872	166,260	5.2%
Shares outstanding, end of period	173,648	164,868	173,493	5.3%	0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.25%	1.32%	1.31%			1.30%	1.41%
Return on average equity	12.29%	12.62%	13.26%			12.84%	13.24%
Return on average equity (tangible)	22.55%	19.82%	25.14%			23.87%	20.28%
Net interest margin	3.68%	3.92%	3.85%			3.82%	3.93%
Efficiency ratio	56.83%	56.68%	55.04%			56.00%	55.53%

FULTON FINANCIAL CORPORATION
CONDENSED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	December 31, 2006			December 31, 2005			September 30, 2006
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$10,312,354	$193,776	7.46%	$8,379,369	$144,469	6.84%	$10,167,362	$194,379	7.59%
Taxable investment securities	2,332,116	26,226	4.50%	2,014,984	19,620	3.89%	2,309,644	25,323	4.39%
Tax-exempt investment securities	472,193	5,888	4.99%	410,716	4,726	4.60%	449,181	5,496	4.89%
Equity securities	165,261	2,209	5.31%	139,407	1,502	4.29%	155,894	1,834	4.69%

Total Investment Securities	2,969,570	34,323	4.62%	2,565,107	25,848	4.03%	2,914,719	32,653	4.48%
Loans held for sale	212,170	3,876	7.31%	237,854	3,967	6.67%	227,038	4,224	7.44%
Other interest-earning assets	44,804	580	5.12%	54,070	520	3.81%	54,424	695	5.03%

Total Interest-earning Assets	13,538,898	232,555	6.83%	11,236,400	174,804	6.19%	13,363,543	231,951	6.90%
Noninterest-earning assets:
Cash and due from banks	321,246			349,665			329,482
Premises and equipment	190,932			168,239			187,876
Other assets	897,979			631,983			859,800
Less: allowance for loan losses	(107,842)			(94,829)			(107,090)

Total Assets	$14,841,213			$12,291,458			$14,633,611

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,665,453	$7,000	1.67%	$1,623,138	$4,921	1.20%	$1,689,386	$6,529	1.53%
Savings deposits	2,339,493	14,214	2.41%	2,157,382	9,152	1.68%	2,370,275	14,257	2.37%
Time deposits	4,406,070	49,501	4.46%	3,369,231	29,309	3.45%	4,294,731	46,255	4.27%

Total Interest-bearing Deposits	8,411,016	70,715	3.34%	7,149,751	43,382	2.41%	8,354,392	67,041	3.18%
Short-term borrowings	1,790,556	22,613	4.96%	1,211,397	11,021	3.57%	1,730,970	21,697	4.92%
Long-term debt	1,177,177	14,476	4.88%	872,927	9,983	4.54%	1,093,815	14,439	5.24%

Total Interest-bearing Liabilities	11,378,749	107,804	3.75%	9,234,075	64,386	2.76%	11,179,177	103,177	3.65%
Noninterest-bearing liabilities:
Demand deposits	1,776,686			1,626,565			1,826,800
Other	180,941			144,801			181,322

Total Liabilities	13,336,376			11,005,441			13,187,299
Shareholders’ equity	1,504,837			1,286,017			1,446,312

Total Liabilities and Shareholders’ Equity	$14,841,213			$12,291,458			$14,633,611

Net interest income/net interest margin (fully taxable equivalent)		124,751	3.68%		110,418	3.92%		128,774	3.85%

Tax equivalent adjustment		(3,007)			(2,526)			(2,850)

Net interest income		$121,744			$107,892			$125,924

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Quarter Ended			% Change from
	December 31	December 31	September 30	December 31	September 30
	2006	2005	2006	2005	2006
Loans, by type:
Commercial — industrial and financial	$2,578,374	$2,066,785	$2,587,869	24.8%	(0.4%)
Commercial — agricultural	351,112	328,771	337,660	6.8%	4.0%
Real estate — commercial mortgage	3,194,958	2,778,906	3,113,086	15.0%	2.6%
Real estate — residential mortgage and home equity	2,151,844	1,761,195	2,108,792	22.2%	2.0%
Real estate — construction	1,428,034	842,987	1,412,678	69.4%	1.1%
Consumer	523,890	526,390	527,915	(0.5%)	(0.8%)
Leasing and other	84,142	74,335	79,362	13.2%	6.0%

Total Loans, net of unearned income	$10,312,354	$8,379,369	$10,167,362	23.1%	1.4%

Deposits, by type:
Noninterest-bearing demand	$1,776,686	$1,626,565	$1,826,800	9.2%	(2.7%)
Interest-bearing demand	1,665,453	1,623,138	1,689,386	2.6%	(1.4%)
Savings deposits	2,339,493	2,157,382	2,370,275	8.4%	(1.3%)
Time deposits	4,406,070	3,369,231	4,294,731	30.8%	2.6%

Total Deposits	$10,187,702	$8,776,316	$10,181,192	16.1%	0.1%

SHORT-TERM BORROWINGS DETAIL:
Customer repurchase agreements	$335,762	$377,292	$334,759	(11.0%)	0.3%
Federal funds purchased	1,128,439	807,939	1,143,445	39.7%	(1.3%)
Commercial paper	270,864	—	201,282	NM	34.6%
Other	55,491	26,166	51,484	112.1%	7.8%

Total Short-term borrowings	$1,790,556	$1,211,397	$1,730,970	47.8%	3.4%

NM	— Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Year Ended December 31
	2006			2005
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$9,892,082	$731,057	7.39%	$7,981,604	$520,565	6.52%
Taxable investment securities	2,268,209	97,652	4.31%	1,996,240	74,921	3.75%
Tax-exempt investment securities	447,000	21,770	4.87%	368,845	17,971	4.87%
Equity securities	154,653	7,341	4.75%	133,586	5,562	4.16%

Total Investment Securities	2,869,862	126,763	4.42%	2,498,671	98,454	3.94%
Loans held for sale	215,255	15,564	7.23%	241,996	14,940	6.17%
Other interest-earning assets	53,211	2,530	4.73%	48,357	1,586	3.27%

Total Interest-earning Assets	13,030,410	875,914	6.73%	10,770,628	635,545	5.90%
Noninterest-earning assets:
Cash and due from banks	335,935			346,535
Premises and equipment	185,084			158,526
Other assets	852,186			598,709
Less: allowance for loan losses	(105,934)			(92,780)

Total Assets	$14,297,681			$11,781,618

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,673,407	$25,112	1.50%	$1,547,766	$15,370	0.99%
Savings deposits	2,340,402	51,394	2.19%	2,055,503	27,116	1.32%
Time deposits	4,134,190	170,435	4.12%	3,171,901	98,288	3.10%

Total Interest-bearing Deposits	8,147,999	246,941	3.03%	6,775,170	140,774	2.08%
Short-term borrowings	1,653,974	78,043	4.67%	1,186,464	34,414	2.87%
Long-term debt	1,069,868	53,960	5.04%	839,827	38,031	4.53%

Total Interest-bearing Liabilities	10,871,841	378,944	3.48%	8,801,461	213,219	2.42%
Noninterest-bearing liabilities:
Demand deposits	1,807,248			1,589,265
Other	173,799			136,416

Total Liabilities	12,852,888			10,527,142
Shareholders’ equity	1,444,793			1,254,476

Total Liabilities and Shareholders’ Equity	$14,297,681			$11,781,618

Net interest income/net interest margin (fully taxable equivalent)		496,970	3.82%		422,326	3.93%

Tax equivalent adjustment		(11,407)			(9,778)

Net interest income		$485,563			$412,548

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.

	Year Ended
	December 31
	2006	2005	% Change
AVERAGE LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,478,893	$2,022,615	22.6%
Commercial — agricultural	335,596	324,637	3.4%
Real estate — commercial mortgage	3,073,830	2,621,730	17.2%
Real estate — residential mortgage and home equity	2,058,034	1,710,736	20.3%
Real estate — construction	1,345,191	732,847	83.6%
Consumer	522,761	501,926	4.2%
Leasing and other	77,777	67,113	15.9%

Total Loans, net of unearned income	$9,892,082	$7,981,604	23.9%

Deposits, by type:
Noninterest-bearing demand	$1,807,248	$1,589,265	13.7%
Interest-bearing demand	1,673,407	1,547,766	8.1%
Savings deposits	2,340,402	2,055,503	13.9%
Time deposits	4,134,190	3,171,901	30.3%

Total Deposits	$9,955,247	$8,364,435	19.0%

SHORT-TERM BORROWINGS DETAIL:

Customer repurchase agreements	$352,454	$385,688	(8.6%)
Federal funds purchased	1,095,875	731,793	49.8%
Commercial paper	163,199	—	NM
Other	42,446	68,983	(38.5%)

Total Short-term borrowings	$1,653,974	$1,186,464	39.4%

NM — Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Year Ended
	December 31	December 31	September 30	December 31
	2006	2005	2006	2006	2005
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$107,422	$93,936	$106,544	$92,847	$89,627
Loans charged off	(2,722)	(3,100)	(1,068)	(6,969)	(8,204)
Recoveries of loans previously charged off	1,116	1,231	1,391	4,517	5,196

Net loans (charged off) recovered	(1,606)	(1,869)	323	(2,452)	(3,008)
Provision for loan losses	1,068	780	555	3,498	3,120
Allowance purchased	—	—	—	12,991	3,108

Balance at end of period	$106,884	$92,847	$107,422	$106,884	$92,847

Net charge-offs (recoveries) to average loans (annualized)	0.06%	0.09%	(0.01%)	0.02%	0.04%

NON-PERFORMING ASSETS:
Non-accrual loans	$33,113	$36,560	$26,591
Accruing loans 90+ days overdue	20,632	9,012	16,704
Other real estate owned	4,103	2,072	3,489

Total non-performing assets	$57,848	$47,644	$46,784

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	0.32%	0.43%	0.26%
Non-performing assets to total loans and OREO	0.56%	0.57%	0.45%
Non-performing assets to total assets	0.39%	0.38%	0.31%
Allowance for loan losses to loans outstanding	1.03%	1.10%	1.04%
Allowance/nonperforming loans	199%	204%	248%